Exhibit 10.8

Client Code/Reference No: ADD-00203

AMENDMENT

Date of Amendment: June 5 2007

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of March 18, 2000, by and between Morgan Stanley Capital International Inc. (“MSCI”) and Barclays Global Investors, N.A (“Licensee”); as amended.

1.	Exhibit A of the Agreement is hereby amended to replace the Standard Country Indices listed below with the Investable Market Country Indices listed below:

Standard Index	Investable Market Index
****	****
****	****
****	****
****	****

2.	This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

3.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

BARCLAYS GLOBAL INVESTORS, N.A.		MORGAN STANLEY CAPITAL INTERNATIONAL, INC.

By	/s/ Greg Friedman	By	/s/ Dennis Sidlauskas
Name	Greg Friedman	Name	Dennis Sidlauskas
Executive Director

BARCLAYS GLOBAL INVESTORS, N.A.

By:	/s/ Elaine Orr
Name:	Elaine Orr

[****] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.